STOCK-BASED COMPENSATION	12 Months Ended
Sep. 30, 2012
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION

NOTE 6 STOCK-BASED COMPENSATION

        On March 2, 2011, the 2010 Long-Term Incentive Plan (the "2010 Plan") was approved by our stockholders. The 2010 Plan, among other things, authorizes the Board of Directors to grant nonqualified stock options, restricted stock awards and stock appreciation rights to selected employees and to non-employee Directors. Restricted stock may be granted for no consideration other than prior and future services. The purchase price per share for stock options may not be less than market price of the underlying stock on the date of grant. Stock options expire ten years after the grant date. We have the right to satisfy option exercises from treasury shares and from authorized but unissued shares. There were 455,900 nonqualified stock options and 243,600 shares of restricted stock awards granted under the 2010 Plan during fiscal 2012. Awards outstanding in the 2005 Long-Term Incentive Plan (the "2005 Plan") and one prior equity plan remain subject to the terms and conditions of those plans.

        On December 1, 2009, we amended the forms of agreement under the 2005 Plan for awards of nonqualified stock options, incentive stock options and restricted stock. We also amended existing stock option and restricted stock award agreements under the 2005 Plan. The amendments provided for continued vesting (and accelerated vesting upon death) of restricted stock and stock options effective upon a participant becoming retirement eligible. A participant meets the definition of retirement eligible if the participant attains age 55 and has 15 or more years of continuous service as a full-time employee. The amendments were applied retroactively. As a result of the continued vesting provisions, we incurred additional compensation cost of approximately $4.9 million in fiscal 2010.

        A summary of compensation cost for stock-based payment arrangements recognized in general and administrative expense in fiscal 2012, 2011 and 2010 is as follows:

	September 30,
	2012	2011	2010
	(in thousands)
Compensation expense
Stock options	$9,791	$7,224	$11,475
Restricted stock	8,287	4,877	4,380

	$18,078	$12,101	$15,855

        Benefits of tax deductions in excess of recognized compensation cost of $3.3 million, $12.5 million and $3.3 million are reported as a financing cash flow in the Consolidated Statements of Cash Flows for fiscal 2012, 2011 and 2010, respectively.

STOCK OPTIONS

        Vesting requirements for stock options are determined by the Human Resources Committee of our Board of Directors. Options currently outstanding began vesting one year after the grant date with 25 percent of the options vesting for four consecutive years.

        We use the Black-Scholes formula to estimate the fair value of stock options granted to employees. The fair value of the options is amortized to compensation expense on a straight-line basis over the requisite service periods of the stock awards, which are generally the vesting periods. The weighted-average fair value calculations for options granted within the fiscal period are based on the following weighted-average assumptions set forth in the table below. Options that were granted in prior periods are based on assumptions prevailing at the date of grant.

	2012	2011	2010
Risk-free interest rate	1.0%	1.9%	2.3%
Expected stock volatility	53.3%	51.6%	49.9%
Dividend yield	0.4%	0.5%	0.5%
Expected term (in years)	5.5	5.5	5.8

        Risk-Free Interest Rate.    The risk-free interest rate is based on U.S. Treasury securities for the expected term of the option.

        Expected Volatility Rate.    Expected volatilities are based on the daily closing price of our stock based upon historical experience over a period which approximates the expected term of the option.

        Expected Dividend Yield.    The dividend yield is based on our current dividend yield.

        Expected Term.    The expected term of the options granted represents the period of time that they are expected to be outstanding. We estimate the expected term of options granted based on historical experience with grants and exercises.

        Based on these calculations, the weighted-average fair value per option granted to acquire a share of common stock was $27.70, $22.20 and $17.64 per share for fiscal 2012, 2011 and 2010, respectively.

        The following summary reflects the stock option activity for our common stock and related information for fiscal 2012, 2011 and 2010 (shares in thousands):

	2012		2011		2010
	Options	Weighted-Average Exercise Price	Options	Weighted-Average Exercise Price	Options	Weighted-Average Exercise Price
Outstanding at October 1,	4,589	$25.84	5,572	$22.82	5,401	$20.55
Granted	456	59.68	324	47.94	570	38.02
Exercised	(314)	17.24	(1,289)	18.24	(397)	13.63
Forfeited/Expired	(41)	42.21	(18)	34.06	(2)	38.02

Outstanding on September 30,	4,690	$29.56	4,589	$25.84	5,572	$22.82

Exercisable on September 30,	3,575	$24.66	3,287	$22.35	3,888	$19.68

Shares available to grant	5,082		6,000		761

        The following table summarizes information about stock options at September 30, 2012 (shares in thousands):

	Outstanding Stock Options			Exercisable Stock Options
Range of Exercise Prices	Options	Weighted-Average Remaining Life	Weighted-Average Exercise Price	Options	Weighted-Average Exercise Price
$11.3318 to $16.01	1,269	1.3	$14.18	1,269	$14.18
$21.05 to $30.2375	1,571	4.9	$25.00	1,371	$25.57
$35.105 to $59.76	1,850	7.6	$43.98	935	$37.55

$11.3318 to $59.76	4,690	4.8	$29.56	3,575	$24.66

        At September 30, 2012, the weighted-average remaining life of exercisable stock options was 3.8 years and the aggregate intrinsic value was $82.3 million with a weighted-average exercise price of $24.66 per share.

        The number of options vested or expected to vest at September 30, 2012 was 4,648,528 with an aggregate intrinsic value of $89.4 million and a weighted-average exercise price of $28.38 per share.

        As of September 30, 2012, the unrecognized compensation cost related to the stock options was $12.1 million. That cost is expected to be recognized over a weighted-average period of 2.6 years.

        The total intrinsic value of options exercised during fiscal 2012, 2011 and 2010 was $12.0 million, $50.5 million and $11.3 million, respectively.

        The grant date fair value of shares vested during fiscal 2012, 2011 and 2010 was $8.1 million, $7.9 million and $7.0 million, respectively.

RESTRICTED STOCK

        Restricted stock awards consist of our common stock and are time vested over three to six years. We recognize compensation expense on a straight-line basis over the vesting period. The fair value of restricted stock awards under the 2010 Plan is determined based on the closing price of our shares on the grant date. As of September 30, 2012, there was $13.3 million of total unrecognized compensation cost related to unvested restricted stock awards. That cost is expected to be recognized over a weighted-average period of 2.6 years.

        A summary of the status of our restricted stock awards as of September 30, 2012, and of changes in restricted stock outstanding during the fiscal years ended September 30, 2012, 2011 and 2010, is as follows (share amounts in thousands):

	2012		2011		2010
	Shares	Weighted-Average Grant Date Fair Value per Share	Shares	Weighted-Average Grant Date Fair Value per Share	Shares	Weighted-Average Grant Date Fair Value per Share
Outstanding at October 1,	323	$42.38	289	$35.23	177	$30.06
Granted	244	59.76	169	47.94	182	38.02
Vested (1)	(119)	40.21	(134)	33.92	(70)	29.36
Forfeited/Expired	(18)	49.75	(1)	47.94	—	—

Outstanding on September 30,	430	$52.52	323	$42.38	289	$35.23
(1)
The number of restricted stock awards vested includes shares that we withheld on behalf of our employees to satisfy the statutory tax withholding requirements.